REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 10th, 1998 (this "Agreement"), is made by and between IDM ENVIRONMENTAL CORP., a New Jersey corporation (the "Company"), and the entity named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

     WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of August 10th, 1998, between the Initial Investor and the Company (the "Securities Purchase Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement), the Company has agreed to issue and sell to the Initial Investor $1,500,000 liquidation preference of 6% Convertible Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock," which term, as used herein shall have the meaning ascribed to it in the Securities Purchase Agreement); and

     WHEREAS, the Preferred Stock is convertible into shares of Common Stock (the "Conversion Shares") upon the terms and subject to the conditions contained in the Certificate of Designations; and

     WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

          1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

          (b) "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

          (c) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          (d) "Registrable Securities" means the Conversion Shares.

          (e) "Registration Statement" means a registration statement of the Company under the Securities Act.

          2. Registration.

          (a) Mandatory Registration. The Company shall prepare and file with the SEC, as soon as possible after the Closing Date, but no later than thirty (30) days following the Closing Date, either a Registration Statement on Form S-3 or an amendment to any such pending Registration Statement registering for resale by the Investor all of the Registrable Securities, but in no event less than the aggregate number of shares into
     (i) which the Preferred Stock would be convertible at the time of filing of the Form S-3 (assuming for such purposes that all shares of Preferred Stock had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such eligibility or conversion had in fact occurred as of such date). The Registration Statement or amended Registration Statement shall state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock resulting from adjustment in the Conversion Price, or to prevent dilution resulting from stock splits, or stock dividends. The Company will use commercially reasonable efforts to cause such Registration Statement to be declared effective the earlier of (a) five (5) days after notice by the SEC that it may be declared effective, or (b) ninety (90) days after the Closing Date. If at any time the number of shares of Common Stock into which the Preferred
     Stock may be  converted  exceeds the  aggregate  number of shares of Common
     Stock then registered, the Company shall, within ten (10) business days after receipt of a written notice from any Investor, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Preferred Stock may currently or in the future be converted, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3, as may be appropriate, to register the shares of Common Stock into which the Preferred Stock may currently or in the future be converted that exceed the aggregate number of shares of Common Stock already registered. Such Registration Statement shall not include any shares other than the Registrable Securities and the shares specifically listed on Exhibit 1 without the consent of the Investor.



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


          (b) Payments by the Company.

          (i) If the Registration Statement covering the Registrable Securities is not filed in proper form with the SEC on or before thirty (30) days after the Closing Date (the "Required Filing Date"), then the Company shall pay the Initial Investor a late filing penalty (collectively "Late Filing Penalties"), (A) on the first day after the Required Filing Date, an amount equal to three (3%) percent of the purchase price paid by the Initial Investor for all Preferred Stock (purchased pursuant to the Securities Purchase Agreement) which is then outstanding (the "Purchase Price"), and
     (B) on each subsequent monthly anniversary of the Required Filing Date, if the Registration Statement has not been filed in proper form on or before such date, an amount equal to two (2%) percent of the Purchase Price.

          (ii) If the Registration Statement covering the Registrable Securities is not effective within the earlier of (A) five (5) days after notice by the SEC that it may be declared effective, or (B) ninety (90) days following the Closing Date (the "Required Effective Date"), then the Company shall pay the Initial Investor a late effective date penalty (collectively "Late Effective Date Penalties") (sometimes Late Filing Penalties and Late Effective Penalties are collectively referred to as "Late Penalties"), (I) on the first day after the Required Effective Date, an amount equal to three (3%) percent of the Purchase Price, (II) on each subsequent monthly anniversary of the Required Effective Date, if the Registration Statement has not been declared effective on or before such date, an amount equal to two (2%) percent of the Purchase Price.

          (iii) By way of illustration and not in limitation of the foregoing, assuming a Closing Date of August 3 (X) if the Registration Statement is timely filed but is not declared effective until January 15, 1999 (assuming for the purpose of this example that the SEC has not previously provided notice that it may be declared effective), the aggregate Late Effective Date Penalty will equal seven (7%) percent of the Purchase Price (3% on November 2, the 91st day after the Closing Date, plus 2% on December 1 and January 1), or (Y) if the Registration is filed on October 10 and is not declared effective until November 15 (assuming for the purpose of this example that the SEC has not previously provided notice that it may be declared effective), the aggregate Late Filing Penalty will equal five (5%) percent of the Purchase Price (3% on September 3, the 31st day after the Closing Date, plus 2% on October 2), and the aggregate Late Effective Date Penalty will equal three (3%) percent of the Purchase Price (3% on November 2, the 91st day after the Closing Date).

          (iv) Additionally, if (A) the Registration Statement is not filed within sixty (60) days from the Closing Date or (B) the Required Effective Date is greater than one hundred fifty (150) days after the Closing Date, or (C) the effectiveness of the Registration Statement is not maintained during the Registration Period as hereinafter defined, Purchaser may, at its option, require the Company to redeem the Preferred Stock in full, within three (3) days, in cash, in accordance with Section 4(i)(y) of the Securities Purchase Agreement.

          (v) Late Penalties will be payable to the Investor by the Company in cash or other immediately available funds on the date such Late Penalty is incurred.



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

          (vi) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement is not filed by the Required Filing Date or if the Registration Statement has not been declared effective by the Required Registration Date may be difficult to ascertain. The parties agree that the Late Penalties represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages. The payment of the Late Penalties to the Investor shall not limit the Investor's other rights and remedies hereunder or under any other document entered into in connection herewith.

          (vii) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel if the Company timely forwards to counsel any required documents or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

          3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

          (a) Prepare promptly, and file with the SEC by the Required Filing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use commercially reasonable efforts to cause each Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two
     (2) years after the Closing Date, (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

          (c) The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.



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


          (d) Notify the Holders of Registrable Securities to be sold, their counsel and any managing underwriters immediately (and, in the case of
     (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement;
     (C) whenever the Company receives (or representatives of the Company receive on its behalf) any oral or written comments from the SEC in respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Holders); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any
     Proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Holders with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(d) not later than one (1) Business Day in advance of the filing of such responses with the SEC so that the Holders shall have the opportunity to comment thereon.

          (e) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary Prospectus (as defined in the Securities Act) and Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a Prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

          (f) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;



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


          (g) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

          (h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two ten (10) day periods in the aggregate during any 12-month period ("Suspension Period") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect;

          (i) Maintain NASDAQ/National Market authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

          (j) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

          (k) Cooperate with the Investors who hold Registrable Securities (or, subject to receipt by the Company of appropriate notice and documentation, as may be required by the Securities Purchase Agreement, the Certificate of Designations or this Agreement, securities convertible into Registrable Securities) being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities or securities convertible into Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; provided, however, that nothing in this subparagraph (j) shall be deemed to waive any of the provisions regarding the conditions or method of conversion of Preferred Stock into Registrable Securities; and



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


          (l) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

          4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          (a) It shall be a condition precedent to the obligations of the Company to complete the Registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the Registration of such Registrable Securities and shall execute such documents in connection with such Registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested
     Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

          (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the
     Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

          (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          5. Expenses of Registration. (a) All reasonable expenses (other than underwriting discounts and commissions of, and fees of counsel for, the Investor) incurred in connection with Registrations, filings or qualifications pursuant to Section 3, including, without limitation, all Registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.


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


          (b) Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company nor any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that conflicts with the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specifically disclosed in any of its filings with the SEC, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any Registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Investors holding a majority of the then outstanding Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Investors set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

          6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration
     Statement, or any post-effective amendment thereof, or any Prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through
     (iii)  being,  collectively,  "Violations").  Subject to clause (b) of this
     Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to
     Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

          (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against the Company under this Section 6, deliver to the Company a written notice of the commencement thereof and the Company shall have the right to participate in, and, to the extent the Company so desires, jointly with any other person similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish, jointly with any other person similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the Company to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the Company shall not pursue the action of its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the Company if the Company has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the Company is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          7. Contribution. To the extent any indemnification by the Company is prohibited or limited by law, the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the Company would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

          8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

          9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any Preferred Stock of the Company which is convertible into such securities) permitted or allowable by the terms of the Securities Purchase Agreement only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with or in favor of the Company to be bound by all of the provisions contained herein, a copy of which shall be provided to the Company. The copies referred to in clauses (a) and (d) of the immediately preceding sentence may be redacted to delete certain financial and other details of the transaction between the Investor and the transferee if the same is included in the document to be provided to the Company. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(b) hereof.

          10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

          11. Miscellaneous.

          (a) A  person  or  entity  is  deemed  to be a holder  of  Registrable
     Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, IDM ENVIRONMENTAL CORP., 396 Whitehead Avenue, South River, New Jersey 08882 ATTN: Michael B. Killeen, Chief Financial Officer, Telecopier No.: (732) 390-9545; (ii) if to the Initial Investor, at the address set forth under its name in the Securities Purchase Agreement, with a copy to Michael Rosenblum, Esq., 1875 Century Park East, Suite 700, Los Angeles, California, Telecopier No.: (310) 286-3010; and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by registered or certified mail, four (4) calendar days after deposit with the United States Postal Service.

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

          (e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

          (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (j) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

          (k) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  IDM ENVIRONMENTAL CORP.



                                  By: /s/ Joel Freedman
                                     -----------------------------------
                                      Joel A. Freedman

                                  Title:  President
                                        --------------------------------


                                   THE ISOSCELES FUND LIMITED



                                   By:
                                      ----------------------------------
                                   Name:Intercaribbean Services (Bahamas) Ltd.
                                   Title: Director

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